Page 77 of 108 Pages


                          SECURITY AND PLEDGE AGREEMENT




                            dated as of June 29, 1998




                                     between




                          GEOTEK COMMUNICATIONS, INC.,
                      GEOTEK USA, INC. and SUBSIDIARIES, as
                        Debtors and Debtors-in-Possession

                                       and

                          S-C RIG INVESTMENTS III, L.P.

                                                            Page 78 of 108 Pages



                                Table of Contents


                                                                            Page

ARTICLE 1 DEFINITIONS.........................................................1
         Section 1.1       Definitions........................................1

ARTICLE 2 COLLATERAL..........................................................4
         Section 2.1       Security Interest in the Collateral................4

ARTICLE 3 REPRESENTATIONS AND WARRANTIES......................................7
         Section 3.1       Representations and Warranties.....................7

ARTICLE 4 CASH PROCEEDS OF COLLATERAL.........................................8
         Section 4.1       Collateral Account.................................8
         Section 4.2       Proceeds of Collateral.............................8

ARTICLE 5         FURTHER ASSURANCES; REMEDIES................................9
         Section 5.1       Further Assurances; Remedies.......................9
                  (a)      Delivery and Other Perfection......................9
                  (b)      Preservation of Rights............................10
                  (c)      Special Provisions Relating to Certain Collateral.10
                  (d)      Events of Default, Etc............................11
                  (e)      FCC Approval......................................12
         Section 5.2       Deficiency........................................12
         Section 5.3       Removals, Etc.....................................12
         Section 5.4       Application of Proceeds...........................13
         Section 5.5       Attorney-in-Fact..................................13
         Section 5.6       Perfection........................................13
         Section 5.7       Termination.......................................13
         Section 5.8       Expenses and Indemnities..........................13
         Section 5.9       Further Assurances................................14
         Section 5.10      Releases..........................................14
         Section 5.11      Other Financing Statements and Liens..............14

ARTICLE 6         MISCELLANEOUS..............................................15
         Section 6.1       No Waiver.........................................15
         Section 6.2       Notices...........................................15
         Section 6.3       Amendments, Etc...................................15
         Section 6.4       Successors and Assigns............................15
         Section 6.5       Captions..........................................15
         Section 6.6       Counterparts......................................15
         Section 6.7       Governing Law.....................................15
         Section 6.8       Severability......................................15

                                                            Page 79 of 108 Pages



ANNEXES

         Annex 1           List of SMR Licenses
         Annex 2A          Pledged Issuer Interests
         Annex 2B          Pledged Investment Interests
         Annex 3           Locations

                                                            Page 80 of 108 Pages


                          SECURITY AND PLEDGE AGREEMENT


          SECURITY AND PLEDGE AGREEMENT, dated as of June 29, 1998 by and among GEOTEK COMMUNICATIONS, INC., a Delaware corporation and a debtor and debtor-in-possession, GEOTEK USA, INC., a Delaware corporation and a debtor and debtor-in-possession (together the "Borrowers") and their direct and indirect wholly-owned SUBSIDIARIES signatories hereto, who are also debtors and debtors-in-possession (the "Subsidiaries;" collectively with the Borrowers, the "Pledgors") and S-C RIG INVESTMENTS III, L.P., a Delaware limited partnership (the "Lender").


                              W I T N E S S E T H:


          WHEREAS, the Borrowers and the Lender have entered into a Credit Agreement (as amended and in effect from time to time, the "Credit Agreement"), dated as of June 29, 1998, pursuant to which the Lender has agreed to provide the Borrowers with a $10,000,000 working capital loan facility available in two tranches, upon the terms and subject to the conditions set forth therein;

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Pledgors shall have executed and delivered to the Lender a Security and Pledge Agreement in substantially the form hereof;

          NOW THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make the Loan, the Pledgors hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

          Section 1.1 Definitions. All terms used in this Agreement that are not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of the terms defined:

          "Account" shall mean any "account" as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by any Pledgor and, in any event, includes, without limitation, (i) all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Pledgor (including, without limitation, under any

                                                            Page 81 of 108 Pages





trade name, style or division thereof) whether arising out of goods sold or services rendered by any Pledgor or from any other transaction, whether or not the same involves the sale of goods or services by a Pledgor (including, without limitation, any such obligation which might be characterized as an account or contract right under the UCC), (ii) all of the rights of any Pledgor in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all rights of any Pledgor to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (iii) all moneys due or to become due to any Pledgor under all contracts for the sale of goods or the performance of services or both by any Pledgor (whether or not yet earned by performance on the part of any Pledgor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and (iv) all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

          "Agreement" shall mean this Security and Pledge Agreement, as the same may be modified, supplemented or amended from time to time in accordance with its terms.

          "Chattel Paper" means any "chattel  paper," as such term is defined in section 9-105(1)(b) of the UCC, now owned or hereafter acquired by any Pledgor.

          "Collateral"  shall  have the  meaning  assigned  to that  term  under
Section 2.1 hereof.

          "Collateral  Account" shall have the meaning  assigned to that term in
Section 4.1 hereof.

          "Contracts" shall mean all contracts, undertakings or other agreements (other than Chattel Paper, Documents or Instruments) in or under which any Pledgor may now or hereafter have any right, title or interest, any agreement relating to the terms of payment or the terms of performance thereof.

          "Documents"  shall  mean any  "document,"  as such term is  defined in section 9-105(1)(f) of the UCC, now owned or hereafter acquired by any Pledgor.

          "Domestic Issuers" shall mean, collectively, the direct and indirect Subsidiaries of the Borrowers so identified on Annex 2A hereto and any other corporation that becomes a direct or indirect Subsidiary of the Borrowers at any time after the date of this Agreement.

          "Equipment"  shall  mean any  "equipment,"  as such term is defined in section 9-109(2) of the UCC, now owned or hereafter acquired by any Pledgor and,

                                                            Page 82 of 108 Pages






in any event, includes, without limitation, all machinery, equipment, furnishings, fixtures, vehicles, computers and other electronic data-processing and office equipment now owned or hereafter acquired by any Pledgor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "FCC" shall mean the U.S. Federal Communications Commission.

          "Foreign Issuers" shall mean, collectively, the direct and indirect Subsidiaries of the Borrowers so identified on Annex 2B hereto.

          "General Intangibles" means any "general intangibles," as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by any Pledgor and, in any event, includes, without limitation, to the extent grantable by applicable law, any SMR Licenses granted to a Pledgor or under which any Pledgor has any rights, as the same may from time to time be amended, supplemented, or otherwise modified, including, without limitation, (i) all rights of any Pledgor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all right of any Pledgor to damages arising thereunder and (iii) all rights of any Pledgor to perform and to exercise all remedies thereunder, all customer lists, trademarks, patents, rights in intellectual property, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill, rights of indemnification and all right, title and interest which any Pledgor may now or hereafter have in or under any Contract, now owned or hereafter acquired by any Pledgor.

          "Governmental Authority" shall mean (i) any government or political subdivision thereof, whether foreign or domestic, national, state, county, municipal or regional or any other government authority, (ii) any agency or other instrumentality of any such government, political subdivision or other governmental entity (including any central bank or comparable agency), (iii) any court, arbitral tribunal or arbitrator and (iv) any non-governmental regulating body, to the extent that the rules, regulations or orders of such body have the force of law.

          "Instrument"  means  any  "instrument,"  as such  term is  defined  in section 9-105(1)(i) of the UCC, now owned or hereafter acquired by any Pledgor other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Interests Collateral" shall have the meaning assigned to such term in
Section 2.1(e) hereof.

                                                            Page 83 of 108 Pages

          "Inventory" means any "inventory," as such term is defined in section 9-109(4) of the UCC, now owned or hereafter acquired by any Pledgor, and wherever located, and, in any event, includes, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by any Pledgor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the business of any Pledgor, or the processing, packaging, delivery or shipping of the same, and all finished goods.

          "Issuers" shall mean, collectively, the Subsidiaries of the Borrowers identified on Annex 2A and B hereto and any other corporation that becomes a direct or indirect Subsidiary of the Borrowers at any time after the date of this Agreement.

          "Pledged  Interests"  shall have the meaning  assigned to such term in
Section 2.1(c) hereof.

          "SMR  Licenses"  shall have the  meaning  assigned  to such term under
Section 2.1(a) hereof.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Lender's Lien and security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definition related to such provisions.

                                    ARTICLE 2

                                   COLLATERAL

          Section 2.1 Security Interest in the Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, the Pledgors hereby pledge, grant and assign to the Lender a Lien and security interest in all right, title and interest of the Pledgors in the following property, whether now owned by the Pledgors or hereafter acquired, and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

               (a) all grantable rights of the Pledgors in and to the special mobile radio licenses identified in Annex 1 hereto (the "SMR Licenses"), including any replacement licenses under the PageNet Agreement described in clause (f) hereto;

                                                            Page 84 of 108 Pages



               (b) the shares of capital stock or equity or ownership interests of each Issuer represented by the certificates identified in Annex 2A hereto and all other shares of capital stock or equity or ownership interests of whatever class of each Issuer, now or hereafter owned by the Pledgors, in each case, together with the certificates representing the same (collectively, the "Issuer Interests");

               (c) the shares of capital stock or equity or ownership interests of Anam Telecommunications, Geotek Argentina, S.A. and, to the extent grantable, GMSI, Inc. represented by the certificates identified in Annex 2B hereto and all other shares of capital stock or equity or ownership interests of whatever class of each of those entities, now or hereafter owned by the Pledgors, in each case, together with the certificates representing the same (collectively, the "Investment Interests;" together with the Issuer Interests, the "Pledged Interests");

               (d) all shares, securities, moneys or property representing a dividend on any of the Pledged Interests, or representing a distribution or return of capital upon or in respect of the Pledged Interests, or resulting from a split-up, revision, reclassification or other like change of the Pledged Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;

               (e) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which an Issuer is not the surviving business entity, all shares of each class of the capital stock or equity or ownership interests of the successor business entity (unless such successor business entity is one of the Borrowers) formed by or resulting from such consolidation or merger (the Pledged Interests, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (e) being herein collectively called the "Interests Collateral");

               (f) all rights of any of the Borrowers under and/or to the proceeds of (a) that certain SMR Frequency Exchange Agreement dated March 14, 1997 by and between Paging Network of America, Inc. ("PageNet") and Geotek Communications, Inc. (the "PageNet Agreement") with the exception of the New York MTA license assigned by PageNet to Geotek US Networks, Inc. and (b) that certain Purchase Agreement dated April 3, 1998 by and between Geotek Communications, Inc., Gelico, Inc. and Industrial Wireless Technologies, Inc.;

               (g) the balance from time to time in the Collateral Account;

               (h) to the extent grantable all assets of the Pledgors not subject to any existing Lien, including, without limitation:

                    (i) all Accounts;

                                                            Page 85 of 108 Pages






                    (ii) all Chattel Paper;

                    (iii) all Contracts, including each Contract and other agreement of the Subsidiaries relating to the sale or other disposition of Inventory or Equipment, with the exception of the May Industrial Wireless Agreement, as defined in the Credit Agreement;

                    (iv) all Documents;

                    (v) all Equipment;

                    (vi) all Instruments;

                    (vii) all Inventory; and

                    (viii) all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Pledgors described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Pledgors in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Pledgors or any computer bureau or service company from time to time acting for the Pledgors;

                    but excluding any right, title and interest of the Pledgors in, to or under any Collateral (the "Excluded Property"), to the extent the security interest created hereby or an assignment as security of all or part of the Pledgors' right, title or interest in, to or under such Excluded Property would breach, violate or cause a default (which would not be excused or permissible under the relevant provisions of the Bankruptcy Code or by entry of the Final Order or Interim Order, as the case may be) under any agreement or Contract, to which any of the Pledgors is a party or by which it is bound relating to such Excluded Property (it being understood, however, that the proceeds of Excluded Property shall not be excluded from the Collateral except to the extent such a breach, violation or default would arise from the inclusion of such proceeds in the Collateral (which would not be excused or permissible under the relevant provision of the Bankruptcy Code)). Without limiting the Borrowers' obligations under the Credit Agreement with respect to such matters, the foregoing grant of a security interest in and of itself shall not be deemed
                    (i) to constitute, require or prevent the assumption of any obligation in the Chapter 11 Cases or (ii) to prohibit the rejection of any obligation in the Chapter 11 Cases. Anything herein contained to the contrary notwithstanding,

                                                            Page 86 of 108 Pages



                    the Pledgors shall remain liable under any agreements or Contracts, referred to in this Section 2 and to perform all of their respective obligations thereunder, all in accordance with the respective terms and provisions thereof, but subject to the relevant provisions of the Bankruptcy Code, and the Lender shall have no obligation or liability under any of the aforementioned agreements or Contracts by reason of or arising out of the foregoing grant, nor shall Lender be required or obligated in any manner to perform or fulfill any obligation of the Pledgors pursuant thereto, or to make any payment, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to Lender or to which it may be entitled at any time. However, the Lender shall, at its option, have the right, but not the obligation, to cure any defaults under any such agreements or Contracts being assumed and/or assumed and assigned to the Lender or its designee in connection with the exercise of its remedies hereunder and under Section 10.3 of the Credit Agreement.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

          Section 3.1 Representations and Warranties. Each of the Pledgors represents and warrants to the Lender as of the date hereof as follows:

               (a) It is (or will be at the time the Lien created hereby attaches) and will continue to be until all of the Obligations have been satisfied in full the sole legal, beneficial and record owner of the Collateral in which it purports to grant a security interest pursuant to Section 2 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the Liens and security interests in favor of the Lender created or provided for herein, and in the Credit Agreement and the Liens permitted under Section 9.2 of the Credit Agreement, which Liens and security interests constitute first priority perfected Liens and security interests in and to all of such Collateral. There is no financing statement naming any of the Pledgors as debtor (or similar documents or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of the Pledgors in any Collateral.

               (b) This Agreement creates a valid first priority security interest in favor of the Lender in the Collateral, as security for the Obligations. Upon entry of the Interim Order or Final Order, as the case may be, such security interest is, or in the case of Collateral in which any of the Pledgors obtains rights after the date hereof, will be, a perfected first priority security interest. Upon entry of the Interim Order or Final Order, as the case may be, all action necessary or desirable to perfect and protect such security interest has been duly taken.

               (c)  The  Pledged  Interests   represented  by  the  certificates
identified in Annex 2A and B hereto are, and all other  Interests  Collateral in

                                                            Page 87 of 108 Pages



which the  Pledgors 8 shall  hereafter  grant a security  interest  pursuant  to
Section 2 hereof will be, duly authorized, validly issued, fully paid and non-assessable and none of such Pledged Interests is or will be subject to any restriction under the charter or by-laws of the Issuer and none of the Pledged Interests represented by the certificates identified in Annex 2A hereto is or will be subject to any contractual restriction, including any restrictions upon the transfer of such Pledged Interests.

               (d) Annex 2A and B hereto correctly identify, as at the date hereof, the Issuers of such Pledged Interests, and, in respect of the Domestic Issuers, the respective class and par value of the shares or interests comprising such Pledged Interests, the respective number of shares or interests (and registered owners thereof) represented by each such certificate and the percentage represented thereby of the total issued and outstanding shares or interests of capital stock or interests of such class of stock or interests of such Issuers, and, in respect of the Foreign Issuers, the respective class of the shares or interests comprising such Pledged Interests and the percentage represented thereby of the total issued and outstanding shares or interests of capital stock or interests of such class of stock or interests of such Issuers.

               (e) The chief executive office of the Borrowers is located at 102 Chestnut Ridge Road, Montvale, New Jersey 07645.

               (f) Each of the Domestic Issuers Identified on Annex 2A hereto has no Debt other than indebtedness incurred in acquiring the SMR Licenses identified in Annex 1 hereto (with the exception of such Domestic Issuers' guaranty of the Senior Secured Notes dated June 30, 1995).

                                    ARTICLE 4

                           CASH PROCEEDS OF COLLATERAL

          Section 4.1 Collateral Account. At Lender's option, there may be established a cash collateral account (the "Collateral Account") in the name and under the control of the Lender into which there may be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) and any additional amounts deposited by the Pledgors from time to time as collateral security for the Obligations. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Obligations until applied in accordance with the terms of the Credit Agreement.

          Section 4.2 Proceeds of Collateral. Each of the Pledgors agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder shall be received by it, the Pledgors shall, upon the request of the Lender, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by the

                                                            Page 88 of 108 Pages






Pledgors for and as the property of the Lender and shall not be commingled with any other funds or property of the Pledgors.

                                    ARTICLE 5

                          FURTHER ASSURANCES; REMEDIES

          Section 5.1 Further Assurances; Remedies. In furtherance of the grant of the security and pledge interest pursuant to Section 2 hereof, the Pledgors hereby agree with the Lender as follows:

               (a) Delivery and Other Perfection. The Pledgors shall:

                    (1) if any of the shares, securities, interests, moneys or property required to be pledged by the Pledgors under Section 2.1 hereof are received by the Pledgors, forthwith either (i) transfer and deliver to the Lender such shares or securities or interests so received by the Pledgors (together with the certificates for any such shares and securities or interests duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Lender, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Lender shall deem necessary or reasonably appropriate to duly record the Lien created hereunder in such shares, securities, interests, moneys or property in Section 2.1 herein;

                    (2) deliver and pledge to the Lender any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Lender may request provided that so long as no Default shall have occurred and be continuing, the Pledgors may retain for collection in the ordinary course any Instruments received by the Pledgors in the ordinary course of business and the Lender shall, promptly upon request of any of the Pledgors make appropriate arrangements for making any other Instrument pledged by the Pledgors available to the Pledgors for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Lender, against trust receipt or like document);

                    (3) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Lender) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Lender to exercise and enforce its rights hereunder with respect to such security and pledge interest, including, without limitation, causing any or all of the Interests Collateral to be transferred into the name of the Lender or its nominee;

                                                            Page 89 of 108 Pages





                    (4) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Lender may reasonably require in order to reflect the security interests granted by this Agreement; and

                    (5) permit representatives of the Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lender to be present at the Pledgors' place(s) of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Pledgors with respect to the Collateral, all in such manner as the Lender may reasonably require without undue disruption to Pledgors' business.

               (b) Preservation of Rights. The Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

               (c) Special Provisions Relating to Certain Collateral.

                    (1) Interests Collateral.

                         (A) The Pledgors will cause the Interests Collateral to
include all of the capital stock or ownership interests of the Pledgors in each Issuer.

                         (B) So long as no Event of Default  shall have occurred
and be continuing, the Pledgors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Interests Collateral for all purposes not inconsistent with the terms of this Agreement and the other Facility Documents, provided that the Pledgors agree that it will not vote the Interests Collateral in any manner that is inconsistent with the terms of this Agreement or any other Facility Document, and the Lender shall execute and deliver to the Pledgors or cause to be executed and delivered to the Pledgors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the rights and powers which they are entitled to exercise pursuant to this Section 5.1(c).

                         (C) The  Issuers  shall  not and  Borrowers  shall  not
permit any Domestic Issuer to incur, create or assume any Debt or incur any liabilities without the express consent of the Lender.

                                                            Page 90 of 108 Pages





                    (2) Equipment. The Pledgors shall, upon the request of the Lender, deliver to the Lender originals of the certificates of title or ownership for all Equipment covered by a certificate of title owned by the Pledgors with the Lender listed as lienholder, and take such other action as the Lender shall deem appropriate to perfect the security interest created hereunder in all such Equipment.

               (d) Events of Default, Etc. During any period during which an Event of Default shall have occurred and be continuing, but subject to the provisions of Section 5.1(e) hereof and Section 10.3 of the Credit Agreement:

                    (1) each Pledgor shall, at the request of the Lender, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Lender and the Pledgors, designated in the Lender's request;

                    (2) the Lender may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                    (3) the Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lender were the sole and absolute owner thereof (and the Pledgors agree to take all such action as may be appropriate to give effect to such right);

                    (4) the Lender in its discretion may, in its name or in the name of the Borrowers or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

                    (5) foreclose on this Agreement and the security interests created thereby, and sell, lease, assign or otherwise dispose of all or any part of the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Lender or any of its agents in a public or private sale; and/or

                    (6) with  respect  to all  unexpired  leases  and  executory

                                                            Page 91 of 108 Pages




contracts (within the meaning of the Bankruptcy Code), the Lender shall, without application to or order of the Bankruptcy Court, have the exclusive right, upon the occurrence and during the continuance of an Event of Default, to direct the disposition, subject to the rights and remedies enforceable by or available to parties, other than the Pledgors (including rights under section 365 of the Bankruptcy Code), with respect to such property, of the Pledgors' right, title and interest in and to any such property, including directing the Pledgors to seek any consent necessary to dispose of such property or assume and assign such property to the Lender or its designee. The proceeds from any such disposition shall be applied in accordance with the terms of the Credit Agreement.

               (e) FCC Approval.  Any action by the Lender permitted pursuant to
Section 5.1(d) hereof that may reasonably result in the transfer to the Lender or any other entity of direct or indirect ownership or control of any entity holding any SMR Licenses shall be subject to, and shall not be undertaken without, the prior approval of the FCC. In the event that the Lender determines, by notice to the Pledgor holding such SMR Licenses, to take any such action, such Pledgor shall, in consultation with the Lender, use such Pledgor's best efforts to obtain timely FCC approval for such transfer of ownership or control, including, but not limited to, preparing, executing and filing all necessary FCC applications, defending such applications against any petitions to deny or other adverse pleadings filed with the FCC, and promptly providing any documents or other information requested by the FCC in connection with such applications. The Lender shall have the right to prepare and file, on behalf of any such Pledgor, all applications and documents necessary to obtain FCC approval of such transfer, and in the event that the Lender chooses to exercise this right, the Pledgor holding the relevant SMR Licenses shall timely provide the Lender with all information and assistance requested by the Lender that is, in the sole discretion of the Lender, necessary for the Lender to make such filings, and shall reimburse the Lender for all legal and administrative costs incurred in the filing of such applications and in the diligent prosecution of such applications at the FCC.

          Section 5.2 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.1(d) hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Pledgors shall remain liable for any deficiency.

          Section 5.3 Removals, Etc. Without at least 30 days' prior written notice to the Lender, the Pledgors shall not maintain any of their books and records with respect to the Collateral at any office or maintain its principal place of business at any place, to be located anywhere, other than at one of the locations identified in Annex 3 hereto under its name or in transit from one of such locations to another or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

                                                            Page 92 of 108 Pages






          Section 5.4 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral of the Pledgors under Section 5.1(d) hereof, and any other cash of the Pledgors at the time held by the Lender under and in accordance with Section 4 hereof or this Section 5, shall be applied by the Lender to reduce the Obligation then outstanding in accordance with the terms of the Credit Agreement.

          As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Borrowers or any Issuer of any of the Collateral.

          Section 5.5 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Lender is hereby appointed the attorney-in-fact of the Pledgors for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments which the Lender may deem necessary or reasonably advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

          Section 5.6 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Pledgors shall (a) file such financing statements and other documents in such offices as the Lender may request to perfect the security interests granted by Section 2.1 hereof and (b) deliver to the Lender all certificates identified in Annex 2A and B hereto, accompanied by undated stock powers duly executed in blank.

          Section 5.7 Termination. When all the Obligations shall have been paid in full and the Commitments of the Lender under the Credit Agreement shall have expired or been terminated, this Agreement shall terminate, and the Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Pledgors and to be released and canceled all licenses and rights referred to in
Section 5.6(b) hereof. The Lender shall also execute and deliver to the Pledgors upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Pledgors to effect the termination and release of the Lien of this Agreement on the Collateral.

          Section 5.8 Expenses and Indemnities.

               (a) The Pledgors agree to reimburse the Lender for all reasonable out-of-pocket expenses of the Lender (including, without limitation, the reasonable fees and expenses of outside and internal legal counsel) of, or

                                                            Page 93 of 108 Pages




incident to (i) any Event of Default and (ii) any enforcement or collection proceeding resulting therefrom, including, without limitation, (A) performance by the Lender of any obligations of the Pledgors in respect of the Collateral that the Pledgors have failed or refused to perform, (B) any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Lender in respect thereof, by litigation or otherwise, including expenses of insurance, (C) judicial or regulatory proceedings and (D) the enforcement of this Section 5, and all such expenses shall be Obligations to the Lender secured under Section 2 hereof.

               (b) The Pledgors agree to indemnify the Lender from and against any and all claims, losses and liabilities (including, without limitation, the reasonable fees, client charges and other expenses of the Lender's outside and internal counsel) growing out of or resulting from this Agreement or the enforcement of any of the terms hereof (including, without limitation, the sale of Collateral pursuant to a public or private offering and each and every document produced in furtherance thereof), except claims, losses or liabilities resulting solely and directly from the Lender's gross negligence or willful misconduct.

          Section 5.9 Further Assurances. The Pledgors agree that, from time to time upon the written request of the Lender, the Pledgors will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Agreement.

          Section 5.10 Releases. Without limiting the obligations of the Pledgors hereunder and under the Credit Agreement, upon the sale, assignment, transfer or other disposition of any property effected in accordance with the Credit Agreement, the Lender shall, at the Borrowers' expense, execute and deliver to the Pledgors such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Pledgors to effect the termination and release of the Lien of this Agreement on such property.

          Section 5.11 Other Financing Statements and Liens. Except as otherwise permitted under Section 9.2 of the Credit Agreement and except for precautionary financing statements filed with respect to operating leases (as defined in accordance with GAAP) entered into by the Pledgors, the Pledgors shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Lender is not named as the sole secured party.

                                                            Page 94 of 108 Pages





                                    ARTICLE 6

                                  MISCELLANEOUS

          Section 6.1 No Waiver. No failure on the part of the Lender or any agent of the Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender or any agent of the Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          Section 6.2 Notices. All notices, requests, consents and demands hereunder shall be made in the manner and at the addresses set forth in Section
11.6 of the Credit Agreement.

          Section 6.3 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Pledgors and the Lender. Any such amendment or waiver shall be binding upon the Lender and the Pledgors.

          Section 6.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Pledgors and the Lender (provided that the Pledgors shall not assign or transfer its rights hereunder without the prior written consent of the Lender).

          Section 6.5 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 6.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          Section 6.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal law of the State of New York, without regard to choice of law principles thereof.

          Section 6.8 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender order to carry out the intentions of the parties hereto as nearly as may be possible and

                                                            Page 95 of 108 Pages





(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Security and Pledge Agreement to be duly executed and delivered as of the day and year first above written.


                                                     GEOTEK COMMUNICATIONS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK USA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     ANSA COMMUNICATIONS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     CLW COMMUNICATIONS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     CUMULOUS HOLDING CORP.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                            Page 96 of 108 Pages





                                                     GELICO, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GELICO OF CHICAGO, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GENERAL PHOTONICS HOLDING
                                                        CORPORATION

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOPOWER, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK ACQUISITION CORP.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK AMERICA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                            Page 97 of 108 Pages





                                                     GEOTEK ASIA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK DATA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK FINANCING
                                                       CORPORATION

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK GMBH HOLDING
                                                        CORPORATION

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK INTERNATIONAL
                                                        NETWORKS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK HOLDINGS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                            Page 98 of 108 Pages






                                                     GEOTEK OF ATLANTA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF BOSTON, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF CHICAGO, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF DALLAS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF HOUSTON, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF MIAMI, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                            Page 99 of 108 Pages






                                                     GEOTEK OF NEW YORK, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF ORLANDO, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF PHILADELPHIA,INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF TAMPA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK OF WASHINGTON, D.C.,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK SERVICES, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                           Page 100 of 108 Pages





                                                     GEOTEK SUBSIDIARY
                                                       INDUSTRIES, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     GEOTEK TECHNOLOGIES, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     LASER ACQUISITION
                                                       CORPORATION

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     METRO NET SYSTEMS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     M.I.S. HOLDINGS ACQUISITION
                                                        CORP.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     MOBILE MESSAGE SERVICE OF
                                                        TEXAS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title:CFO

                                                           Page 101 of 108 Pages






                                                     OAKHILL COMMUNICATIONS,INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     ORAM USA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     PATLEX INTERNATIONAL
                                                        CORPORATION

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     PATLEX OF DELAWARE, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM MICROWAVE,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF ATLANTA,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                           Page 102 of 108 Pages





                                                     POWERSPECTRUM OF BOSTON,
                                                       INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF BUFFALO,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF CHARLOTTE,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF CHICAGO,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF
                                                       CINCINNATI, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ---------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF D.C., INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                           Page 103 of 108 Pages






                                                     POWERSPECTRUM OF DALLAS,
                                                       INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF DENVER,
                                                       INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF
                                                       GREENSBORO, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF HARTFORD,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF
                                                        INDIANAPOLIS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                           Page 104 of 108 Pages





                                                     POWERSPECTRUM OF
                                                        JACKSONVILLE, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF KANSAS
                                                       CITY, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF MEMPHIS,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF MIAMI,
                                                       INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF
                                                        MINNEAPOLIS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF NASHVILLE,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                           Page 105 of 108 Pages






                                                     POWERSPECTRUM OF NEW YORK
                                                        CITY, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF ORLANDO,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF
                                                        PHILADELPHIA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF PHOENIX,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF ROCHESTER,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                           Page 106 of 108 Pages





                                                     POWERSPECTRUM OF SALT LAKE
                                                        CITY, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF
                                                        SAN FRANCISCO, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF SEATTLE,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     POWERSPECTRUM OF TAMPA,
                                                        INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     RESHEF USA, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO


                                                     U.S.I. VENTURE CORP.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO

                                                           Page 107 of 108 Pages





                                                     POWERSPECTRUM OF
                                                        NEW ORLEANS, INC.

                                                     By: /s/ Anne E. Eisele
                                                         ----------------------
                                                         Title: CFO



                      [This page intentionally left blank]

                                                           Page 108 of 108 Pages




                                                     S-C RIG INVESTMENTS III,
                                                       L.P., by S-C Rig Co.,
                                                       its general partner

                                                     By: /s/ Peter Hurwitz
                                                         ----------------------
                                                         Title: Vice President